                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2)
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to 240.14a-12

                                 GAM FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)

   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box)

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

(5)  Total fee paid:

     ---------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

     ---------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

(3)  Filing Party:

     ---------------------------------------------------------------------------

(4)  Date Filed:

     ---------------------------------------------------------------------------

                                 GAM FUNDS, INC.
                              135 EAST 57TH STREET
                            NEW YORK, NEW YORK 10022

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the GAM Global Fund and GAM Japan Capital Fund Series, and the Class D Shareholders of the GAM International Fund and GAM Pacific Basin Fund Series of GAM Funds, Inc.

            A Special Meeting of Shareholders of the GAM Global Fund and GAM Japan Capital Fund Series, and the Class D Shareholders of the GAM International Fund and GAM Pacific Basin Fund Series of GAM Funds, Inc. (the "Company") will be held on July 19, 2004, at 3:00 P.M., at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York 10022, for the following purposes:

      1. To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of GAM Global Fund; and

      2. To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of GAM Japan Capital Fund; and

      3. To approve a Plan of Reorganization providing for the exchange of Class D Shares for Class A Shares of GAM International Fund; and

      4. To approve a Plan of Reorganization providing for the exchange of Class D Shares for Class A Shares of GAM Pacific Basin Fund.

            Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on May 18, 2004, are entitled to receive notice of and to vote at the meeting. Whether or not you intend to be present at the Special Meeting, we urge you to fill in, sign and promptly return the enclosed proxy or use the toll-free telephone number on the proxy card to vote your shares.

June 8, 2004                                     /s/ Kevin J. Blanchfield
                                                     --------------------
                                                     Kevin J. Blanchfield
                                                     Treasurer


PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION. PLEASE SEE THE ENCLOSED PROXY CARD FOR ADDITIONAL VOTING OPTIONS.

                                 GAM FUNDS, INC.
                              135 EAST 57TH STREET
                            NEW YORK, NEW YORK 10022

                                 PROXY STATEMENT

INTRODUCTION

      This proxy statement and proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of GAM Funds, Inc., a Maryland corporation (the "Company"), for use at a special meeting (the "Special Meeting") of Shareholders of the GAM Global Fund (the "Global Fund") and GAM Japan Capital Fund (the "Japan Fund"), and the Class D Shareholders of the GAM International Fund (the "International Fund") and GAM Pacific Basin Fund (the "Pacific Fund") Series (each a "Fund" and collectively the "Funds") of the Company to be held on July 19, 2004, at 3:00 P.M. at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York 10022, and any adjournments. This proxy statement and enclosed form of proxy are expected to be mailed to shareholders of record as of May 18, 2004 commencing on or about June 9, 2004.

      The Company currently consists of eight Series, GAM American Focus Fund, GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Europe Fund, GAM Gabelli Long/Short Fund and GAMerica Capital Fund. GAM International Management Ltd. ("GIML"), 12 St. James's Place, London, SW1 A 1NX, UK is the Advisor to the Funds, other than GAM American Focus Fund and GAM Gabelli Long/Short Fund. GAM USA Inc., 135 East 57th Street, New York, New York 10022, serves as Advisor to GAM American Focus Fund. GIML and GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580, serve as Co-Investment Advisors to the GAM Gabelli Long/Short Fund. Brown Brothers Harriman & Co., Private Bankers, 40 Water Street, Boston, Massachusetts 02109, is the Company's Administrator, and GAM Services, Inc. ("GAM Services"), 135 East 57th Street, New York, New York 10022, is the Company's principal underwriter.

      Any proxy received in time for the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy.

      The enclosed proxy is revocable by you at any time prior to the Special Meeting by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

      The Company may utilize the services of its officers, who will not receive any compensation therefor, to solicit proxies by telephone, by telegraph, by e-mail and in person. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. The cost of soliciting proxies will be paid by the Company.

      A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT HAS BEEN MAILED TO ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS OF THE COMPANY'S FISCAL YEAR AND MOST RECENTLY ENDED SEMI-ANNUAL PERIOD. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY REPORT, PLEASE CONTACT GAM FUNDS, INC. BY CALLING (800) 426-4685, OPTION 3; WRITING TO 135 EAST 57TH STREET, NEW YORK, NEW YORK 10022; OR VISITING OUR WEBSITE AT WWW.GAM.COM. ALL COPIES ARE PROVIDED FREE OF CHARGE.

      The following table summarizes the proposals applicable to each Fund.

-------------- ------------------------------------------------------------ ----------------------------
Proposal #     Proposal Description                                         Applicable Fund
-------------- ------------------------------------------------------------ ----------------------------
      1        To approve a Plan of Dissolution and Liquidation providing   GAM Global Fund
               for the complete dissolution, liquidation, and termination of the GAM Global Fund
-------------- ------------------------------------------------------------ ----------------------------
      2        To approve a Plan of Dissolution and Liquidation providing   GAM Japan Capital Fund
               for the complete dissolution, liquidation, and termination of the GAM Japan Capital Fund
-------------- ------------------------------------------------------------ ----------------------------
      3        To approve a Plan of Reorganization providing for the        GAM International Fund*
               exchange of the Class D Shares for the Class A Shares of     Class D Shares
               the GAM International Fund
-------------- ------------------------------------------------------------ ----------------------------
      4        To approve a Plan of Reorganization providing for the        GAM Pacific Basin Fund*
               exchange of the Class D Shares for the Class A Shares of     Class D Shares
               the GAM Pacific Basin Fund
-------------- ------------------------------------------------------------ ----------------------------

* Voting on Proposals 3 and 4 will be limited to the shareholders of Class D Shares of each of GAM International Fund and GAM Pacific Basin Fund.

      Shares of each class of each Fund issued and outstanding as of April 30, 2004, are indicated in the following table:

----------------------- -------------------- -------------------- ------------------ --------------------
Fund Series                Class A Shares       Class B Shares      Class C Shares      Class D Shares
----------------------- -------------------- -------------------- ------------------ --------------------
GAM Global Fund               274,366.30           57,834.22           36,166.79          15,122.56
----------------------- -------------------- -------------------- ------------------ --------------------
GAM Japan Capital Fund        213,839.56           44,610.72           14,153.83              ---
----------------------- -------------------- -------------------- ------------------ --------------------
GAM International Fund      5,782,220.77          636,493.59          329,774.11         185,829.30
----------------------- -------------------- -------------------- ------------------ --------------------
GAM Pacific Basin Fund      1,751,937.77          116,730.36           64,669.23          32,000.42
----------------------- -------------------- -------------------- ------------------ --------------------

      Taken together, these shares constituted all of the outstanding shares of the Funds as of April 30, 2004. To the knowledge of the Company, substantial (5% or more) record or beneficial ownership of each Fund on April 30, 2004, was as follows:


---------------------------- -------------------------- -------------------------- --------------------------
                             GAM JAPAN CAPITAL CLASS A  GAM JAPAN CAPITAL CLASS B  GAM JAPAN CAPITAL CLASS C
---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------
MERRILL LYNCH                23,330.0280                16,859.3590                6,692.5320
SPECIAL CUSTODY ACCOUNT      10.76%                     37.79%                     47.28%
FOR THE EXCLUSIVE BENEFIT
OF CUST OF MLPF&S
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL  32246-6486

---------------------------- -------------------------- -------------------------- --------------------------
FISERV SECURITIES, INC.      12,340.0000
FAO 58801429                 5.69%
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET
SUITE 1200
PHILADELPHIA PA  19103-7084

---------------------------- -------------------------- -------------------------- --------------------------
CHARLES SCHWAB & CO INC      67,166.1270
SPECIAL CUSTODY ACCOUNT      30.98%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

---------------------------- -------------------------- -------------------------- --------------------------
UBS FINANCIAL SERVICES                                  4,427.6090
INC. FBO                                                9.92%
FLORENCE E. LINN TTEE
FOR THE FLORENCE E. LINN
TRUST OF 1998 DTD 2/10/98
4715 MORELLA AVE
VALLEY VILLAGE CA
91607-4014

---------------------------- -------------------------- -------------------------- --------------------------
UBS FINANCIAL SERVICES                                  6,617.4540
INC. FBO                                                14.83%
LENA GILBERT AND
SANDRA J SYMSON CO-TTEES
OF TRUST DTD 04/20/91
4621 WHITE OAK AVE
ENCINO CA  91316-3832

---------------------------- -------------------------- -------------------------- --------------------------

                                                       3


---------------------------- -------------------------- -------------------------- --------------------------
                             GAM JAPAN CAPITAL CLASS A  GAM JAPAN CAPITAL CLASS B  GAM JAPAN CAPITAL CLASS C
---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------
WACHOVIA SECURITIES, LLC                                2,382.0000
FBO                                                     5.34%
WACHOVIA BANK N.A T/F
PROTEIN TECH INTRNL,
JAPANESE
RET/TR FBO YUKIKO HASHIMOTO
1 RAVINIA DR STE 400
ATLANTA GA 30346-2115

---------------------------- -------------------------- -------------------------- --------------------------
WACHOVIA SECURITIES, LLC                                3,892.7340
FBO                                                     8.73%
MR E FRED FLORES
IRA ROLLOVER DTD
03/11/03
20573 GERNSIDE DR
WALNUT CA 91789-3740

---------------------------- -------------------------- -------------------------- --------------------------
FAHNESTOCK & CO. INC.                                   2,915.7740
F/B/O                                                   6.54%
LAWRENCE SILVER IRA
154 S DEMARAST AVE.
BERGENFIELD NJ 07621-2859

---------------------------- -------------------------- -------------------------- --------------------------
FISERV SECURITIES, INC.                                                            1,837.3430
FAO 80124167ATTN:                                                                  12.98%
MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET
SUITE 1200
PHILADELPHIA PA 19103-7008

---------------------------- -------------------------- -------------------------- --------------------------
ROBERT W BAIRD & CO. INC.                                                          1,903.4180
A/C 4179-3867                                                                      13.45%
777 E WISCONSIN AVE
MILWAUKEE WI 53202-5300

---------------------------- -------------------------- -------------------------- --------------------------
SOUTHWEST SECURITIES INC                                                           1,971.6330
FBO                                                                                13.93%
RAYMOND A NAIZER
ACCT 57764036
PO BOX 509002
DALLAS TX 75250-9002

---------------------------- -------------------------- -------------------------- --------------------------

                                                       4


--------------------------- ------------------- ------------------ --------------------- --------------------
                            GAM GLOBAL CLASS A  GAM GLOBAL CLASS B  GAM GLOBAL CLASS C    GAM GLOBAL CLASS D
--------------------------- ------------------- ------------------ --------------------- --------------------

--------------------------- ------------------- ------------------ --------------------- --------------------
MERRILL LYNCH               34,205.2670         13,097.9950        15,522.7460           3,713.0440
SPECIAL CUSTODY ACCOUNT     12.44%              22.65%             42.92%                24.55%
FOR THE EXCLUSIVE BENEFIT
OF CUST OF MLPF&S
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL
32246-6486
--------------------------- ------------------- ------------------ --------------------- --------------------
FISERV SECURITIES, INC.     19,043.6760
FAO 58801434                6.93%
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET
SUITE 1200
PHILADELPHIA PA
19103-7084

--------------------------- ------------------- ------------------ --------------------- --------------------
JOHN I LEVY                 37,536.5900
5839 DESCO DR               13.65%
DALLAS TX  75225-1602

--------------------------- ------------------- ------------------ --------------------- --------------------
CHARLES SCHWAB & CO INC     16,927.2240
SPECIAL CUSTODY ACCOUNT     6.16%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA
94104-4122

--------------------------- ------------------- ------------------ --------------------- --------------------
UBS FINANCIAL SERVICES INC.                                        2,229.3700
FBO                                                                6.16%
NICHOLAS PAGLIN0
JOHN PAGLINO
333 WEST 21ST ST.
APT. #FE
NEW YORK NY  10011-3064

--------------------------- ------------------- ------------------ --------------------- --------------------
CITIGROUP GLOBAL MARKETS,                                          2,149.9830
INC.                                                               5.94%
00181964052
333 W 34TH ST FL 3
NEW YORK NY  10001-2402

--------------------------- ------------------- ------------------ --------------------- --------------------

                                                       5


--------------------------- ------------------- ------------------ --------------------- --------------------
                            GAM GLOBAL CLASS A  GAM GLOBAL CLASS B  GAM GLOBAL CLASS C    GAM GLOBAL CLASS D
--------------------------- ------------------- ------------------ --------------------- --------------------

--------------------------- ------------------- ------------------ --------------------- --------------------
CITIGROUP GLOBAL MARKETS,                                                                2,245.2940
INC.                                                                                     14.85%
00160927813
333 W 34TH ST FL 3
NEW YORK NY  10001-2402

--------------------------- ------------------- ------------------ --------------------- --------------------
L LUCILLE DANIELS                                                                        861.2630
503 D E GAMBIER ST                                                                       5.70%
MOUNT VERNON OH
43050
--------------------------- ------------------- ------------------ --------------------- --------------------


----------------------------- ------------------- -------------------
                              GAM INTERNATIONAL   GAM PACIFIC BASIN
                              CLASS D             CLASS D
----------------------------- ------------------- -------------------

----------------------------- ------------------- -------------------
MERRILL LYNCH                 29,058.5430
SPECIAL CUSTODY ACCOUNT FOR   15.64%
THE EXCLUSIVE BENEFIT OF
CUST OF MLPF&S
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL  32246-6486

----------------------------- ------------------- -------------------
BEAR STEARNS SECURITIES CORP.                     1,896.6000
FBO 517-26064-19                                  5.56%
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

----------------------------- ------------------- -------------------
CITIGROUP GLOBAL MARKETS INC.                     2,124.6650
00110G03634                                       6.23%
333 WEST 34TH STREET
3RD FLOOR
NEW YORK NY  10001-2402

----------------------------- ------------------- -------------------

      To the knowledge of the Company, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any class of any Fund on that date.

      On May 18, 2004, the record date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof, no director or officer of the Company had a substantial interest, by security holding or otherwise, either direct or indirect, in any matter to be acted upon. Each whole share is entitled to one vote and any fractional shares are entitled to a fractional vote.

PROPOSAL ONE:   APPROVAL OR DISAPPROVAL OF PROPOSED PLAN OF DISSOLUTION AND
                LIQUIDATION PROVIDING FOR THE COMPLETE DISSOLUTION, LIQUIDATION,
                AND TERMINATION OF THE GAM GLOBAL FUND.

PROPOSAL TWO:   APPROVAL OR DISAPPROVAL OF PROPOSED PLAN OF DISSOLUTION AND
                LIQUIDATION PROVIDING FOR THE COMPLETE DISSOLUTION, LIQUIDATION,
                AND TERMINATION OF THE GAM JAPAN CAPITAL FUND.

REASONS FOR THE LIQUIDATION

      The Board of Directors of the Company recommends the liquidation of the Global Fund and the Japan Fund (the "Liquidation Funds"). The Global Fund initially commenced operations on May 28, 1986. The Japan Fund initially commenced operations on July 1, 1994. As of April 30, 2004, the Global Fund had assets of approximately $5,747,152 and the Japan Fund had assets of approximately $1,793,530. The low level of assets in the Liquidation Funds have resulted in unfavorable expense ratios, and consequently the Liquidation Funds are not deemed to be of an economically viable size.

      On November 5, 2003, the Board of Directors of the Company, including a majority of the directors who are not "interested persons" of the Company (the "Independent Directors"), approved the submission of a Plan of Dissolution and Liquidation for each Liquidation Fund in the form attached to this proxy statement as Exhibit 1 (the "Liquidation Plan") to the shareholders of each Liquidation Fund. The Board of Directors recommends that the shareholders of each Liquidation Fund vote FOR the approval of the Liquidation Plan described below. In reaching its decision to submit the Liquidation Plan to the shareholders of each Liquidation Fund, the Board of Directors considered the small size and limited growth prospects of each Liquidation Fund, the continuing high level of fund expenses, and the level of assets that would be needed to decrease the expense ratio of each Liquidation Fund. The Board also considered the possibility of using fee reimbursement as a marketing strategy to increase the level of assets in the Liquidation Funds. The Board also considered the potential tax consequences to shareholders resulting from the liquidation of each Liquidation Fund (see "Federal Income Tax Consequences" on page 9). During their examination of such tax consequences, the Board also considered merger with other similar funds as one alternative to liquidation, and considered both the procedures and costs of attempting to achieve a merger. Given the very small size of both Liquidation Funds, however, it was determined not to be economically sound or practical to attempt to locate another fund with similar objectives and to negotiate, obtain necessary approvals for, and consummate an appropriate merger agreement. In short, given current circumstances, the Board believes it is unlikely that either Liquidataion Fund will achieve a viable size. Accordingly, after considering various alternatives, the Board recommends the liquidation of the Global Fund and the Japan Fund as the most appropriate course of action.

      Generally, the Liquidation Plan of each Liquidation Fund provides for the fund's dissolution, liquidation, and subsequent termination. The investment advisor of each Liquidation Fund has agreed to assume the costs and expenses associated with the fund's liquidation, excepting brokerage commissions, taxes, and extraordinary expenses, if any. The Liquidation

Plans will not impose a new fee or expense or increase any existing fee or expense to be paid by the Liquidation Funds or their shareholders.

DESCRIPTION OF THE LIQUIDATION PLANS AND RELATED TRANSACTIONS

      The following discussion summarizes the important terms of each Liquidation Plan. This summary is qualified in its entirety by reference to each Liquidation Plan itself. Each Liquidation Plan provides for the orderly liquidation of the assets of the Liquidation Fund, distribution of net liquidation proceeds, and subsequent termination of the Liquidation Fund. If the shareholders of a Liquidation Fund approve the Liquidation Plan, the investment advisor of each Liquidation Fund will liquidate the Liquidation Fund's assets on such terms and conditions as the advisor shall determine to be reasonable and in the best interests of the Liquidation Fund and its shareholders.

      Each Liquidation Plan will become effective on the date it is approved by the shareholders of the Liquidation Fund (the "Effective Date"). Commencing on the Effective Date, each Liquidation Fund will wind up its business and affairs and, as soon as is practicable, distribute its net assets to shareholders after paying or providing for all known liabilities. During the winding up period, each Liquidation Fund may invest a significant portion of its assets in short-term instruments, such as variable rate demand notes. In addition, each Liquidation Fund may hold a substantial amount of uninvested cash (possibly in excess of its normal investment limitation of 20%).

      As soon as practicable after liquidating its assets to cash and paying or providing for liabilities, each Liquidation Fund will distribute its net liquidation proceeds to all remaining shareholders of each class of its shares. Liquidation distributions shall be calculated using the respective net asset value per share of each class of shares as determined in accordance with the Liquidation Fund's most recent prospectus and statement of additional information, as supplemented (a "Liquidation Distribution"). Before liquidating, each Liquidation Fund may make one or more dividend distributions of tax-exempt income and income or capital gain realized on the disposition of portfolio securities. It is anticipated that Liquidation Distributions shall be paid directly by check made payable to the shareholder of record. The final liquidating distribution to the shareholders of a Liquidation Fund shall be in complete redemption and cancellation of all of the outstanding shares of the Liquidation Fund. Approval and adoption of a Liquidation Plan will not impair a shareholder's right to redeem his or her Liquidation Fund shares. Accordingly, at any time prior to the close of business on the Liquidation Date (as defined in the Liquidation Plan), a shareholder may redeem shares in accordance with the redemption procedures described in the Liquidation Fund's most recent prospectus, as supplemented.

      GAM Services has agreed to waive any contingent deferred sales charge ("CDSC") that might otherwise apply to a Liquidation Distribution. GAM Services has also agreed to waive any CDSC applicable to a redemption of shares of the Liquidation Funds made prior to or on the Liquidation Date. The officers of each Liquidation Fund are authorized to perform any acts necessary or appropriate to consummate the transactions contemplated by the Liquidation Plan as well as to execute and deliver any documents necessary to liquidate the Liquidation Fund's assets, terminate the Liquidation Fund, or otherwise carry out the Liquidation Plan. The officers of each Liquidation Fund shall serve in their present capacities until such time as the Liquidation Fund is legally terminated.

FEDERAL INCOME TAX CONSEQUENCES

      The following summary provides general information on the federal income tax consequences of a shareholder's receipt of a Liquidation Distribution. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

      Pursuant to its respective Liquidation Plan, each Liquidation Fund will sell its assets and distribute the proceeds to its shareholders. Each Liquidation Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the short taxable year ending on the Liquidation Date. The sale of the assets of each Liquidation Fund may accelerate the Liquidation Fund's realization of income, gains, and losses. As of December 31, 2003, both the Global Fund and the Japan Fund had substantial capital loss carryforwards that could be used to offset capital gains.

      For federal income tax purposes, the liquidation of a Liquidation Fund will be a taxable event for shareholders and may result in a shareholder's recognition of taxable income, gain or loss on the redemption of Liquidation Fund shares in connection with the Liquidation Distribution. A shareholder's receipt of a Liquidation Distribution will be viewed as a sale of his or her shares of the Liquidation Fund in exchange for an amount equal to the Liquidation Distribution. Each shareholder generally will recognize gain or loss measured by the difference between the adjusted tax basis in the shares and the Liquidation Distribution received from the Liquidation Fund. Assuming the shares are held as a capital asset, the gain or loss generally will be characterized as a capital gain or loss.

      If a shareholder realizes a loss on the redemption of any of his Liquidation Fund shares that he has held for six months or less on the date of the redemption, then the loss will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividends the shareholder has received with respect to that share. The Liquidation Distribution will be considered a redemption for purposes of these rules. In addition, if a shareholder realizes a loss on the redemption of any of his Liquidation Fund shares that he has held for six months or less as of the date of the redemption, then the loss to the extent not otherwise disallowed will be treated as a long-term capital loss for federal income tax purposes to the extent of the amount of any capital gain dividends the shareholder has received with respect to that share. The Liquidation Distribution will be considered a redemption for purposes of these rules.

      Liquidation Distributions paid to individuals and certain other non-corporate shareholders may be subject to backup withholding at a rate of 28% if such shareholders fail to certify that their social security number or taxpayer identification number is correct and that they are not subject to backup withholding.

      The receipt of a Liquidation Distribution by an individual retirement account or individual retirement annuity ("IRA") that holds shares generally will not be included in the IRA owner's gross income for federal income tax purposes.

      If, however, under the terms of the IRA, the Liquidation Distribution must be distributed immediately to the IRA owner, the distribution would be taxable as ordinary income to such IRA owner for federal income tax purposes for the year in which the IRA owner receives the distribution. In addition, if the IRA owner has not attained the age of 59-1/2, the distribution generally would be subject to an additional 10% early withdrawal penalty. Nonetheless, in such a situation, a taxable event may be avoided either: (i) by transferring the IRA account balance before it is distributed directly to another IRA custodian or trustee; or (ii) by rolling over the distribution within 60 days of the date of the distribution to another IRA. All or any part of the assets in an IRA may be rolled over only once in any consecutive twelve-month period; therefore, a rollover will not be a viable option if the IRA was rolled over at any time within the twelve-month period preceding the date of the Liquidation Distribution. There are many rules governing IRAs and the transfer and rollover treatment of IRA assets. In addition, tax results may vary depending on the status of the IRA owner. Therefore, owners of IRAs that will receive Liquidation Distributions should consult with their own tax advisors for more complete information regarding the tax consequences of Liquidation Distributions.

      This summary of the federal income tax consequences is generally applicable to shareholders who are individual United States citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to other shareholders, such as corporations, trusts, estates, tax-exempt organizations or non resident aliens. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.

      No tax ruling has been or will be requested from the Internal Revenue Service regarding the payment or receipt of a Liquidation Distribution. The statements above are not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as described above.

PAYMENT BY A LIQUIDATION FUND OF LIQUIDATION DISTRIBUTIONS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER PERSONAL TAX ADVISOR CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIVING A LIQUIDATION DISTRIBUTION.

CONCLUSION

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED PLAN OF DISSOLUTION AND LIQUIDATION OF EACH LIQUIDATION FUND. Each Liquidation Plan will become effective immediately upon approval.

                                      * * *

PROPOSAL THREE: TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE EXCHANGE
                OF THE CLASS D SHARES FOR THE CLASS A SHARES OF THE GAM INTERNATIONAL FUND.

PROPOSAL FOUR:  TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE EXCHANGE
                OF THE CLASS D SHARES FOR THE CLASS A SHARES OF THE GAM PACIFIC BASIN FUND.

REASONS FOR THE REORGANIZATION

      The Board of Directors of the Company recommends the reorganization of the International Fund and Pacific Basin Fund (the "Reorganization Funds") in order to exchange Class D Shares of each Reorganization Fund for Class A Shares of the same fund.

      The Class D Shares of the Reorganization Funds have not proven to be popular with investors in recent years. As a result, the total assets in each class have decreased to $3,057,510 in International Fund Class D and $278,676 in Pacific Fund Class D as of April 30, 2004. This in turn has contributed to the relatively high expense ratios of these classes (2.64 % of average net assets for International Fund Class D and 5.72% for Pacific Fund Class D for the year ended December 31, 2003), making the Class D Shares even less attractive to existing and prospective investors. Accordingly, the Board of Directors determined on November 5, 2003 to cease offering new Class D Shares for any of the Series of the Company. The Board believes that the exchange of the existing Class D Shares for Class A Shares benefits existing shareholders by permitting them to invest in Class A Shares subject to a lower 12b-1 fee (0.30% of average net assets for Class A, as opposed to 0.50% for Class D) and lower overall expense ratio (2.38 % of average net assets for International Fund Class A and 3.48% for Pacific Basin Class A for the year ended December 31, 2003).


GAM INTERNATIONAL FUND                                                                   Pro-forma
                                      Audited Financials December 31, 2003          after reorganization
                                  --------------------------------------------     ----------------------
                                    Class A         Class D        Variance               Class A
                                  -----------    ------------    -------------     ----------------------
Management Fees                        1.00%           1.00%                                       1.00%
Distribution Fees                      0.30%           0.50%                                       0.30%
Other Expenses                         1.08%           1.14%                                       1.04%
                                  -----------    ------------    -------------     ----------------------
Total                                  2.38%           2.64%            0.26%                      2.34%
                                  ===========    ============    =============     ======================


GAM PACIFIC BASIN FUND
                                                                                         Pro-forma
                                       Audited Financials December 31, 2003         after reorganization
                                  --------------------------------------------     -----------------------
                                    Class A         Class D         Variance              Class A
                                  -----------    ------------    -------------     -----------------------
Management Fees                        1.00%           1.00%                                        1.00%
Distribution Fees                      0.30%           0.50%                                        0.30%
Other Expenses                         2.18%           4.22%                                        2.10%
                                  -----------    ------------    -------------     -----------------------
Total                                  3.48%           5.72%            2.24%                       3.40%
                                  ===========    ============    =============     =======================

The advisor has agreed to reimburse expenses of the GAM Pacific Basin Fund for the year ended December 31, 2004 in order that the expense ratio of Class A and Class D will not exceed 2.50% and 2.70% respectively.


      Generally, the Reorganization Plan of each Reorganization Fund provides for the transfer of Class D Shares in exchange for Class A Shares of the same fund. The investment advisor of the Reorganization Funds has agreed to assume the costs and expenses associated with the fund's reorganization, excepting brokerage commissions, taxes, and extraordinary expenses, if any. There will be no administrative fees, redemption fees or deferred sales loads charged to shareholders who exchange their Class D Shares for Class A Shares. The Reorganization Plans will not impose a new fee or expense or increase any existing fee or expense to be paid by the Reorganization Funds or their shareholders.

DESCRIPTION OF THE REORGANIZATION PLANS

      The description of the Reorganization Plan in this proxy statement is qualified in its entirety by reference to each Reorganization Plan itself, a form of which is attached to this proxy statement as Exhibit 2. Each Reorganization Plan provides for the transfer of all of the Class D Shares of each of the Reorganization Funds in exchange for Class A Shares of the respective Reorganization Fund. The total number of issued and outstanding Class A Shares and Class D Shares can be found on the table on page 2. The Reorganization Plans provide for the distribution on the day following the valuation date, or on such other date as may be agreed upon by the Board of Directors of the Company (the "Effective Time of Reorganization"), of full and fractional shares of the Class A Shares to the holders of Class D Shares of record. The Reorganization Plans provide that at the Effective Time of Reorganization, the number of Class A Shares issued in exchange for the Class D Shares will have an aggregate net asset value equal to the aggregate net asset value of the Class D Shares being exchanged. If the shareholders of the Reorganization Funds approve Proposals 3 and 4, all of the Class D Shares of each Reorganization Fund will be exchanged for Class A Shares of the same respective Reorganization Fund at the Effective Time of Reorganization.

      The Class A Shares exchanged for the Class D Shares will have the same class structure, including fees and expenses, as the currently outstanding Class A Shares of each respective Reorganization Fund. There will be no effect on the rights of existing shareholders in any of the Reorganization Funds upon consummation of the exchange.

FEDERAL INCOME TAX CONSEQUENCES

      The share exchange is expected to qualify as a tax-free transaction under
Section 1036 of the Code and should also qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code. As a consequence, the share exchange will be tax-free for the holders of the Class D Shares.

CONCLUSION

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED PLAN OF REORGANIZATION OF EACH REORGANIZATION FUND. Each Plan of Reorganization will become effective immediately upon approval.

                            SUPPLEMENTAL INFORMATION


                              SHAREHOLDER PROPOSALS

      The Company does not ordinarily hold annual meetings of shareholders. Any shareholder desiring to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send written proposals to the Company at GAM Funds, Inc., 135 East 57th Street, New York, New York 10022. Any proposal should be received by a reasonable time prior to the date of the meeting of shareholders to be considered for inclusion in the materials for the meeting.

                             ADDITIONAL INFORMATION

      The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the appropriate Fund is required to constitute a quorum for the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. In determining whether to adjourn a Special Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals or on any other matter that may properly come before a Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those proxies required to be voted "AGAINST" any such Proposal against any adjournment.

      Approval of each of Proposals 1 and 2 will require the affirmative vote of a majority of the votes cast at the Special Meeting by the outstanding voting shares of the appropriate Fund. Approval of each of Proposals 3 and 4 will require the affirmative vote of a majority of the votes cast at the Special Meeting by the outstanding Class D voting shares of the appropriate Fund. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each Proposal.

                                  OTHER MATTERS

      Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this proxy statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

      If you cannot attend the Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

Dated:   June 8, 2004

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT 1

                       PLAN OF DISSOLUTION AND LIQUIDATION

      THIS PLAN OF DISSOLUTION AND LIQUIDATION (the "Plan") dated as of May 20, 2004, is in respect of the GAM Global Fund and the GAM Japan Capital Fund (the "Fund"), each a separate series of GAM Funds, Inc. (the "Company"), a Maryland corporation with its principal place of business at 135 East 57th Street, New York, New York 10022 operating as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and sets forth the terms and conditions of the Fund's complete dissolution, liquidation, and termination in conformity with the Company's Articles of Incorporation and By-Laws.

      WHEREAS, at a meeting of the Fund's Board of Directors on November 5, 2003, the Board of Directors, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or Fund, determined to submit the Plan to the Fund's shareholders for their approval, such Plan to provide for the orderly dissolution, liquidation, and termination of the Fund.

      NOW THEREFORE, upon approval of the Plan by the Fund's shareholders, the dissolution, liquidation, and termination of the Fund shall be carried out in the manner set forth herein:

      1. EFFECTIVE DATE OF PLAN. The Plan shall be effective only upon its approval by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund obtained at a special meeting of the Fund's shareholders called for the purpose of voting on the Plan. The date of the Plan's approval by the Fund's shareholders is hereinafter referred to as the "Effective Date."

      2. WINDING UP OF BUSINESS. Commencing with the Effective Date, the Fund shall wind up its business and affairs and, as soon as is practicable, distribute its net assets to shareholders in accordance with the provisions of the Plan after payment to (or reservation of assets for payment to) the Fund's creditors.

      Notwithstanding the provisions of the Plan, the Fund shall, prior to making the final liquidating distributions to shareholders described in Section 5, continue to (i) honor requests for the redemption of Fund shares received before the close of business on the Liquidation Date (as defined in Section 5); and (ii) issue shares, as appropriate, in connection with the reinvestment of dividends or distributions by existing shareholders.

      3. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date and consistent with the terms of the Plan, the Fund, to the extent it has not already done so, shall liquidate its assets to cash form.

      4. PAYMENT OF LIABILITIES. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve reasonable amounts to pay) all known liabilities of the

Fund incurred or expected to be incurred prior to the date of the final liquidating distributions described in Section 5.

      5. FINAL LIQUIDATING DISTRIBUTIONS. As soon as practicable after the liquidation of all of its assets to cash form and the payment of (or the reservation of reasonable amounts for the payment of) known liabilities, the Fund shall calculate final liquidating distributions with respect to each class of its shares and distribute such net liquidation proceeds to all remaining shareholders of each class in the manner provided below. The date determined by the Fund for the calculation of such final liquidating distributions is hereinafter referred to as the "Liquidation Date."

      (a) Each shareholder who is a record holder of a class of Fund shares as shown on the books of the Fund as of the close of business on the Liquidation Date (a "Record Holder") shall be entitled to and shall receive from the Fund's net liquidation proceeds payable to that class a liquidating distribution proportionate to his share ownership of that class (a "Liquidation Distribution"). Each such Liquidation Distribution shall be calculated using the net asset value per share attributable to that class as determined as of the close of business on the Liquidation Date in accordance with the Fund's most recent prospectus and statement of additional information, as supplemented, and shall be rounded to the second decimal place.

      (b) As soon as practicable after the Liquidation Date, the Fund shall pay each Liquidation Distribution either by wire or by check made payable to and mailed directly to the Record Holder.

      (c) No shareholder shall be entitled to interest on a Liquidation Distribution, and such distributions shall be subject to any applicable withholding fees or taxes.

      (d) The final liquidating distributions described above shall be in complete redemption and cancellation of all of the Fund's outstanding shares.

      6. TERMINATION OF THE FUND. As soon as practicable after the completion of the final liquidating distributions described in Section 5, the Fund shall be terminated pursuant to the terms of this Plan, the Company's Articles of Incorporation, and applicable provisions of Maryland law.

      7. EXPENSES OF LIQUIDATION AND TERMINATION. The Fund's investment adviser will bear all expenses that are incurred by the Fund in connection with the implementation of the Plan (other than brokerage commissions, taxes, and extraordinary expenses, if any).

      8. AUTHORIZATION OF DIRECTORS AND FUND OFFICERS. The Board of Directors and, subject to the general direction of the Board, the Fund's officers shall have the authority, in the name and on behalf of the Fund, to make, execute, and deliver such other agreements, conveyances, assignments, certificates, and filings and to take such further actions as they may deem necessary or desirable in order to carry out this Plan and to conduct and complete the winding-up of the business and affairs of the Fund, including the preparation and filing of all tax returns as well as any other forms or documents that may be required by the provisions of the Internal Revenue Code of 1986, as amended, the 1940 Act, applicable Maryland law, or any other applicable state or federal law.

      9. AMENDMENT AND TERMINATION OF PLAN.

      (a) Except as otherwise provided by applicable law, the Board of Directors shall have the authority to authorize such variations from or amendments to the provisions of this Plan as they may deem necessary or appropriate to effect the dissolution, liquidation, and termination of the Fund and the distribution of the Fund's net assets to shareholders.

      (b) Except as otherwise provided by applicable law, the Board of Directors may terminate this Plan and abandon the dissolution and liquidation contemplated hereby at any time prior to the Effective Date if, in the judgment of the Board of Directors, the facts and circumstances make proceeding with the Plan inadvisable.

      10. GOVERNING LAW PROVISIONS. This Plan shall be subject to and construed consistently with the Company's Articles of Incorporation and By-Laws and shall otherwise be governed by and construed in accordance with the laws of the State of Maryland.

                                    EXHIBIT 2

                             PLAN OF REORGANIZATION

      THIS PLAN OF REORGANIZATION (the "Plan") dated as of May 20th, 2004 is adopted in respect of the GAM International Fund and the GAM Pacific Basin Fund (the "Fund"), each a separate series of GAM Funds, Inc. (the "Company"), a Maryland corporation with its principal place of business at 135 East 57th Street, New York, New York 10022 operating as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").

      This Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(E) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the Class D Shares of the Fund in exchange for the issuance of Class A Shares of the Fund, and (ii) the distribution by the Fund, on the Closing Date herein referred to or as soon thereafter as conveniently practicable, of the Class A Shares to the holders of the Class D Shares (the "Class D Holders"), all upon the terms and conditions hereinafter set forth in this Plan.

      WHEREAS, the share exchange is expected to qualify as a tax-free transaction under Section 1036 of the Code and should also qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code.;

      WHEREAS, the Board of Directors of the Company on behalf of the Fund has determined that the exchange of all of the Class D Shares for Class A Shares is in the best interests of the Fund shareholders and that the interests of the existing holders of Class A Shares of the Fund would not be diluted as a result of this transaction.

1. TRANSFER OF CLASS D SHARES OF THE FUND IN EXCHANGE FOR CLASS A SHARES OF THE FUND

      1.1. Subject to the terms and conditions herein set forth, the Class D Holders each shall transfer all of their Class D Shares to the Fund free and clear of all liens and encumbrances, and the Fund shall issue and deliver to each such Class D Holder the number of Class A Shares, including fractional Class A Shares, determined by dividing the net asset value of one Class D Share, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A Share, computed in the manner as of the time and date set forth in paragraph 2.2, multiplied by the total number of Class D Shares owned by each such Class D Holder. Such transactions shall take place at the closing on the closing date provided for in paragraph 3.1 (the "Closing" and the "Closing Date", respectively).

      1.2. On the Closing Date or as soon thereafter as is conveniently practicable (the "Distribution Date"), the Fund will distribute pro rata to the Class D Holders of record determined as of the close of business on the Closing Date the Class A Shares. Such distribution will be accomplished by the transfer of the Class A Shares on the books of the Fund to the accounts in the name of the Class D Holders and representing the respective pro rata number of the Class A Shares due such shareholders. All issued and outstanding Class D Shares will simultaneously be cancelled on the books of the Fund.

      1.3. Ownership of the Class A Shares will be shown on the books of the Fund's transfer agent. Class A Shares will be issued in the manner described in the Fund's current prospectus and statement of additional information.

      1.4. Any transfer taxes payable upon issuance of the Class A Shares in a name other than the registered holder of the Class D Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Class A Shares are to be issued and transferred.

2.    VALUATION

      2.1. The net asset value of the Class D Shares shall be the value computed as of the close of regular trading on the The New York Stock Exchange, Inc. (the "NYSE") on the date of the Closing of the Reorganization (such time and date being hereinafter called the "Closing Date" or the "Valuation Date"), using the valuation procedures set forth in the Fund's most recent annual report to stockholders.

      2.2. The net asset value of the Class A Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Fund's most recent annual report to stockholders.

      2.3. All computations of value shall be made by the Fund's pricing agent in accordance with its regular practice as pricing agent for the Fund.

3.    CLOSING AND CLOSING DATE

      3.1. The Closing Date shall be established by the Directors in their sole discretion. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of GAM Funds, Inc., 135 East 57th Street, New York, New York 10022, or at such other time and/or place as the Directors shall decide.

      3.2. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the funds hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    OPERATION OF BUSINESS

      4.1. The Fund will operate its business, with regard to both the Class A and Class D Shares, in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph
5.3 hereof), in each case payable either in cash or in additional shares.

      4.2. This Plan shall become effective upon its approval by the affirmative vote of a majority of the outstanding Class D Shares entitled to vote on the matter. The Fund will take all action necessary to obtain approval of the transactions contemplated herein.

      4.3. The Fund shall use its best reasonable efforts to cause the Reorganization to qualify as a tax-free transaction under Section 1036 of the Code and as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code.

5.    CONDITIONS PRECEDENT TO OBLIGATIONS FOR REORGANIZATION

      If this Plan and the transactions contemplated herein shall not have been approved by the requisite vote of the holders of the outstanding shares of the Class D Shares in accordance with the provisions of the Company's Articles of Incorporation and By-laws on or before the Closing Date, the Plan shall not be consummated.

6.    BROKERAGE FEES AND EXPENSES

      The investment adviser of the Fund will assume the costs and expenses of the Reorganization excepting brokerage commissions, taxes and extraordinary expenses, if any.


                                                           GAM GLOBAL FUND
                                                           GAM FUNDS, INC.
                                                                PROXY
                                            PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                                           THE SPECIAL MEETING TO BE HELD ON JULY 19, 2004

The undersigned hereby appoints Michael J. Bessel, Kevin J. Blanchfield, and Teresa B. Riggin, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of the GAM Global Fund Series of GAM Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 135 East 57th Street, 25th Floor, New York, New
York, on July 19, 2004, at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the
Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-317-7957 between the hours of 10:00 am and 8:00 pm Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.





                                                      ^ FOLD AND DETACH HERE ^
------------------------------------------------------------------------------------------------------------------------------------


                                                          GAM GLOBAL FUND

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED
FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
OR ANY ADJOURNMENTS THEREOF.

PROPOSAL 1: To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation, and termination of the GAM Global Fund.

    PLEASE VOTE BY
      CHECKING THE  |X|          | | FOR                | | AGAINST                | | ABSTAIN
APPROPRIATE BOX AS
   IN THIS EXAMPLE.

                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.


                                                                        Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

                                                                        Date: ________________________________________________, 2004

                                                                        ____________________________________________________________
                                                                        Signature(s)

                                                                        ____________________________________________________________
                                                                        Signature(s)

                                                                        NOTE: Please sign exactly as your name appears on the
                                                                        account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator,
                                                                        trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by
                                                                        president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.


                                                       GAM JAPAN CAPITAL FUND
                                                           GAM FUNDS, INC.
                                                                PROXY
                                            PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                                           THE SPECIAL MEETING TO BE HELD ON JULY 19, 2004

The undersigned hereby appoints Michael J. Bessel, Kevin J. Blanchfield, and Teresa B. Riggin, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of the GAM Japan Capital Fund Series of GAM Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 135 East 57th Street, 25th Floor, New York,
New York, on July 19, 2004, at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the
Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-317-7957 between the hours of 10:00 am and 8:00 pm Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.





                                                      ^ FOLD AND DETACH HERE ^
------------------------------------------------------------------------------------------------------------------------------------


                                                       GAM JAPAN CAPITAL FUND

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED
FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
OR ANY ADJOURNMENTS THEREOF.

PROPOSAL 2: To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation, and termination of the GAM Japan Capital Fund.

    PLEASE VOTE BY
      CHECKING THE  |X|          | | FOR                | | AGAINST                | | ABSTAIN
APPROPRIATE BOX AS
   IN THIS EXAMPLE.

                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                                                                        Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

                                                                        Date: ________________________________________________, 2004

                                                                        ____________________________________________________________
                                                                        Signature(s)

                                                                        ____________________________________________________________
                                                                        Signature(s)

                                                                        NOTE: Please sign exactly as your name appears on the
                                                                        account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator,
                                                                        trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by
                                                                        president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.


                                                        CLASS D SHAREHOLDERS
                                                       GAM INTERNATIONAL FUND
                                                           GAM FUNDS, INC.
                                                                PROXY
                                            PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                                          THE SPECIAL MEETING TO BE HELD ON JULY 19, 2004

The undersigned hereby appoints Michael J. Bessel, Kevin J. Blanchfield, and Teresa B. Riggin, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all Class D shares of the GAM International Fund Series of GAM Funds,
Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 135 East 57th Street, 25th
Floor, New York, New York, on July 19, 2004, at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the
Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-317-7957 between the hours of 10:00 am and 8:00 pm Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.





                                                      ^ FOLD AND DETACH HERE ^
------------------------------------------------------------------------------------------------------------------------------------


                                                   GAM INTERNATIONAL FUND CLASS D

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED
FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
OR ANY ADJOURNMENTS THEREOF.

PROPOSAL 3: To approve an Agreement and Plan of Reorganization providing for the exchange of the Class D Shares for the Class A
            Shares of the GAM International Fund.

    PLEASE VOTE BY
      CHECKING THE  |X|          | | FOR                | | AGAINST                | | ABSTAIN
APPROPRIATE BOX AS
   IN THIS EXAMPLE.

                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

                                                                        Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

                                                                        Date: ________________________________________________, 2004

                                                                        ____________________________________________________________
                                                                        Signature(s)

                                                                        ____________________________________________________________
                                                                        Signature(s)

                                                                        NOTE: Please sign exactly as your name appears on the
                                                                        account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator,
                                                                        trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by
                                                                        president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.




                                                        CLASS D SHAREHOLDERS
                                                       GAM PACIFIC BASIN FUND
                                                           GAM FUNDS, INC.
                                                                PROXY
                                            PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                                           THE SPECIAL MEETING TO BE HELD ON JULY 19, 2004

The undersigned hereby appoints Michael J. Bessel, Kevin J. Blanchfield, and Teresa B. Riggin, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all Class D shares of the GAM Pacific Basin Fund Series of GAM Funds,
Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 135 East 57th Street, 25th
Floor, New York, New York, on July 19, 2004, at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the
Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-317-7957 between the hours of 10:00 am and 8:00 pm Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.





                                                      ^ FOLD AND DETACH HERE ^
------------------------------------------------------------------------------------------------------------------------------------


                                                   GAM PACIFIC BASIN FUND CLASS D

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED
FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
OR ANY ADJOURNMENTS THEREOF.

PROPOSAL 4: To approve an Agreement and Plan of Reorganization providing for the exchange of the Class D Shares for the Class A
            Shares of the GAM Pacific Basin Fund.

    PLEASE VOTE BY
      CHECKING THE  |X|          | | FOR                | | AGAINST                | | ABSTAIN
APPROPRIATE BOX AS
   IN THIS EXAMPLE.

                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

                                                                        Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

                                                                        Date: ________________________________________________, 2004

                                                                        ____________________________________________________________
                                                                        Signature(s)

                                                                        ____________________________________________________________
                                                                        Signature(s)

                                                                        NOTE: Please sign exactly as your name appears on the
                                                                        account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator,
                                                                        trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by
                                                                        president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.